Exhibit (h)(23)

February 8, 2017

State Street Bank and Trust Company

One Lincoln Street SFC/3

Boston, MA 02111

Attention: Betsy Coyne

RE: Direction re: Securities Subject to Lending under Section 2.2 of the Second Amended and Restated Securities Lending Agency Agreement, effective as of July 31, 2012, between each of MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each a “Lender”) and State Street Bank and Trust Company (“SLAA”).

Dear Ms. Coyne:

Pursuant to Section 2.2 of the SLAA, we are providing notice that certain securities are not available for lending. Specifically, Schedule A of the Ninth Amendment to the SLAA dated September 15, 2016, enrolls (with one exception, MML Money Market Fund, which is not authorized to participate in securities lending) all of the series of the Lenders in the lending program. A list of the series appearing in Schedule A is reproduced below. Notwithstanding that such series are enrolled in the lending program, it is acknowledged and agreed that some series are available for lending while others are not pursuant to the directions given below.

    MASSMUTUAL SELECT FUNDS

Fund Series Name	Available For Lending [Yes/No]
MassMutual RetireSMARTSM 2010 Fund	No
MassMutual RetireSMARTSM 2015 Fund	No
MassMutual RetireSMARTSM 2020 Fund	No
MassMutual RetireSMARTSM 2025 Fund	No
MassMutual RetireSMARTSM 2030 Fund	No
MassMutual RetireSMARTSM 2035 Fund	No
MassMutual RetireSMARTSM 2040 Fund	No
MassMutual RetireSMARTSM 2045 Fund	No
MassMutual RetireSMARTSM 2050 Fund	No
MassMutual RetireSMARTSM 2055 Fund	No
MassMutual RetireSMARTSM 2060 Fund	No

MassMutual RetireSMARTSM Conservative Fund	No
MassMutual RetireSMARTSM Growth Fund	No
MassMutual RetireSMARTSM In Retirement Fund	No
MassMutual RetireSMARTSM Moderate Fund	No
MassMutual RetireSMARTSM Moderate Growth Fund	No
MassMutual Select Blue Chip Growth Fund	No
MassMutual Select Diversified International Fund	No
MassMutual Select Diversified Value Fund	No
MassMutual Select Focused Value Fund	No
MassMutual Select Fundamental Growth Fund	Yes
MassMutual Select Fundamental Value Fund	No
MassMutual Select Growth Opportunities Fund	Yes
MassMutual Select Large Cap Value Fund	Yes
MassMutual Select Mid Cap Growth Equity II Fund	Yes
MassMutual Select Mid-Cap Value Fund	No
MassMutual Select Overseas Fund	Yes
MassMutual Select Small Cap Growth Equity Fund	Yes
MassMutual Select Small Cap Value Equity Fund	No
MassMutual Select Small Company Value Fund	Yes
MassMutual Select Strategic Bond Fund	No
MassMutual Select Total Return Bond Fund	No
MM MSCI EAFE® International Index Fund	Yes
MM Russell 2000® Small Cap Index Fund	Yes
MM S&P 500® Index Fund	No
MM S&P® Mid Cap Index Fund	Yes
MM Select Bond and Income Asset Fund	No
MM Select Equity Asset Fund	Yes

    MASSMUTUAL PREMIER FUNDS

Fund Series Name	Available For Lending [Yes/No]
MassMutual Premier Balanced Fund	No
MassMutual Premier Core Bond Fund	No
MassMutual Premier Disciplined Growth Fund	No
MassMutual Premier Disciplined Value Fund	No
MassMutual Premier Diversified Bond Fund	No
MassMutual Premier Global Fund	Yes
MassMutual Premier High Yield Fund	No
MassMutual Premier Inflation-Protected and Income Fund	No

MassMutual Premier International Equity Fund	Yes
MassMutual Premier Main Street Fund	Yes
MassMutual Premier U.S. Government Money Market Fund	No
MassMutual Premier Short-Duration Bond Fund	No
MassMutual Premier Small Cap Opportunities Fund	Yes
MassMutual Premier Strategic Emerging Markets Fund	Yes
MassMutual Premier Value Fund	Yes

    MML SERIES INVESTMENT FUND

Fund Series Name	Available For Lending [Yes/No]
MML Aggressive Allocation Fund	No
MML American Funds Core Allocation Fund	No
MML American Funds® Growth Fund	No
MML American Funds® International Fund	No
MML Balanced Allocation Fund	No
MML Blue Chip Growth Fund	No
MML Conservative Allocation Fund	No
MML Equity Income Fund	No
MML Equity Index Fund	No
MML Focused Equity Fund	No
MML Foreign Fund	Yes
MML Fundamental Growth Fund	No
MML Fundamental Value Fund	No
MML Global Fund	Yes
MML Growth & Income Fund	No
MML Growth Allocation Fund	No
MML Income & Growth Fund	No
MML International Equity Fund	Yes
MML Large Cap Growth Fund	No
MML Managed Volatility Fund	No
MML Mid Cap Growth Fund	Yes
MML Mid Cap Value Fund	No
MML Moderate Allocation Fund	No
MML Small Cap Growth Equity Fund	Yes
MML Small Company Value Fund	Yes
MML Small/Mid Cap Value Fund	No
MML Total Return Bond Fund	No

    MML SERIES INVESTMENT FUND II

Fund Series Name	Available For Lending [Yes/No]
MML Asset Momentum Fund	No
MML Blend Fund	No
MML Dynamic Bond Fund	No
MML Equity Fund	Yes
MML Equity Rotation Fund	No
MML High Yield Fund	No
MML Inflation-Protected and Income Fund	No
MML Managed Bond Fund	No
MML U.S. Government Money Market Fund	No
MML Short-Duration Bond Fund	No
MML Small Cap Equity Fund	Yes
MML Special Situations Fund	No
MML Strategic Emerging Markets Fund	Yes

Very truly yours,

MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II

By:	/s/ Renee Hitchcock
Print Name: Renée Hitchcock
Title: CFO and Treasurer

By acknowledging receipt of this direction letter below, State Street Bank and Trust Company shall implement the above directions within a reasonable amount of time.

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Owen Nichols
Print Name: Owen Nichols
Title: Managing Director